UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): September 16, 2001


                      AMERICAN WATER WORKS COMPANY, INC.
             ----------------------------------------------------
              (Exact Name of registrant specified in its charter)


         Delaware                   0001-03437              51-0063696
         --------                   ----------              ----------
(State or other Jurisdiction  (Commission File Number)   (I.R.S. Employer
    of Incorporation)                                    Identification No.)

       1025 Laurel Oak Road, P.O. Box 1770
                   Voorhees, NJ                               08043
 ----------------------------------------------               -----
    (Address of principal executive offices)                (Zip Code)

                 Registrant's telephone number: (856) 346-8200




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Item 5.  Other Events

     American Water Works Company, Inc., a Delaware corporation ("American Water Works"), RWE Aktiengesellschaft, a company organized under the laws of the Federal Republic of Germany ("RWE"), Thames Water Aqua Holdings GmbH, a company organized under the laws of the Federal Republic of Germany ("Thames"), and Apollo Acquisition Company, a Delaware corporation ("Apollo"), entered into an Agreement and Plan of Merger dated as of September 16, 2001, whereby Apollo shall be merged with and into American Water Works (the "Merger") with American Water Works surviving the Merger. In the Merger, each issued and outstanding share of the common stock, par value $1.25 per share, of American Water Works will be canceled and converted into the right to receive $46.00 in cash.

     In connection with the Merger, the Company has amended the terms of the Rights Agreement, dated as of February 18, 1999, as amended as of June 1, 2000, by and between American Water Works and Fleet National Bank (formerly known as BankBoston N.A.), as rights agent (the "Rights Agreement"), to provide that the execution, delivery and performance of the Merger Agreement will not cause any "Rights" (as defined in the Rights Agreement) to become exercisable, cause RWE, Thames, Apollo or any of their affiliates to become an "Acquiring Person" (as defined in the Rights Agreement) or give rise to a "Distribution Date," "Shares Acquisition Date" or "Triggering Event" (as each such term is defined in the Rights Agreement).

     The Merger Agreement, second amendment to the Rights Agreement, press release issued by American Water Works on September 17, 2001, questions and answers for financial analysts and questions and answers for stockholders are attached as exhibits and are incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (a)   Not Applicable.

         (b)   Not Applicable.

         (c)   Exhibits.

     The exhibits listed below and in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

EXHIBIT NO.       TITLE

2.1 Agreement and Plan of Merger, dated as of September 16, 2001, by and among American Water Works, RWE, Thames and Apollo.

2.2 Second Amendment, dated as of September 16, 2001, to the Rights Agreement, dated as of February 18, 1999, as amended June 1, 2000, by and between American Water Works Company, Inc. and Fleet National Bank (formerly known as BankBoston N.A.) (Incorporated by reference to the Company's Amendment No. 2 to the Registration Statement on Form 8-A filed on September 17,
               2001).

99.1           Press Release, dated as of September 17, 2001, of American
               Water Works.

99.2 Questions and answers for financial analysts, dated as of September 17, 2001.

99.3           Questions and answers for stockholders, dated as of September
               17, 2001.

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMERICAN WATER WORKS COMPANY, INC.




                                        By: /s/ W. Timothy Pohl
                                           ----------------------------------
                                           Name:   W. Timothy Pohl
                                           Title:  General Counsel and Secretary



Date:  September 17, 2001

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                                 EXHIBIT INDEX


Exhibit No.  Description

2.1 Agreement and Plan of Merger, dated as of September 16, 2001, by and among American Water Works, RWE, Thames and Apollo.

2.2 Second Amendment, dated as of September 16, 2001, to the Rights Agreement, dated as of February 18, 1999, as amended June 1, 2000, by and between American Water Works Company, Inc. and Fleet National Bank (formerly known as BankBoston N.A.) (Incorporated by reference to the Company's Amendment No. 2 to the Registration Statement on Form 8-A filed on September 17,
             2001).

99.1         Press Release, dated as of September 17, 2001, of American
             Water Works.

99.2 Questions and answers for financial analysts, dated as of September 17, 2001.

99.3         Questions and answers for stockholders, dated as of September
             17, 2001.